MERITOR®

Fiscal Year 2011 Fourth-Quarter and Full-Year Earnings Presentation

Chip McClure, Chairman, CEO & President
Jay Craig, Senior VP & CFO

November 15, 2011

Forward-Looking Statements

This release contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to our ability to successfully manage steeply increasing volumes in the commercial truck markets, working with our customers to adjust their demands in view of the rapid acceleration of production; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; reduced production for certain military programs and the return of volumes of selected long-term military contracts to more normalized levels; global economic and market cycles and conditions, including the recent global economic crisis; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether the liquidity of the company will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers and possible negative outcomes from contract negotiations with our major customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company's suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability, warranty and recall claims; rising costs of pension and other postretirement benefits; and possible changes in accounting rules; as well as other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters generally end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

2011 Priorities

- Achieve EBITDA margin targets and sustain momentum of cash flow conversion ✓
- Successfully execute as global markets recover ✓
- Drive innovation – accelerating new products and advanced fuel efficient technologies ✓
- Maintain focus on sustainable profitable growth ✓
- Continue focus on strengthening the balance sheet ✓

Improving results during significant market growth

2011 Financial Highlights[1]

(in millions except EPS)

	FY10[2]	FY11	Comments
Sales	$3,530	$4,622	Increased 31% from 2010
Adjusted EBITDA ***Margin***	$260 ***7.4%***	$347 ***7.5%***	Increased 33% from 2010
Adjusted Income from Cont. Ops.[3]	$18	$82	$64 million improvement compared to 2010
Adjusted EPS from Cont. Ops.[3]	$0.21	$0.85	Approaching more normalized tax rates
Free Cash Flow[3]	$122	($70)	Discontinued operations and increased investment to support higher demand

1) See Appendix – "Non-GAAP Financial Information."
2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.
3) GAAP net income attributable to Meritor, Inc. was $12 million for 2010 and $63 million for 2011. GAAP income from continuing operations attributable to Meritor, Inc. was $14 million for 2010 and $65 million for 2011. GAAP diluted income per share from continuing operations attributable to Meritor, Inc. was $0.16 for 2010 and $0.67 for 2011. Cash flow provided by operations was $211 million for 2010 and $41 million for 2011.

2011 Business Highlights

Products and Technology

- Fuel-efficient 18X axle in Europe for heavy, line haul operations
- ProTec™ High Mobility Independent Suspension for Caiman MRAP
- Advanced drum brake to meet NHTSA reduced stopping distance requirements
- Trailer suspension systems for vocational markets
- Meritor *Mobile* iPad application

Customer Recognition

- 14X tandem drive axle one of the "Top 20 Products for 2010" by Heavy Duty Trucking Magazine
- Five Masters of Quality awards – Daimler Truck North America
- Diamond Supplier award - Navistar
- Five Quality Achievement awards - PACCAR
- Commercial Excellence award – MAN South America

Investment

- Upgraded and modernized equipment for axle forgings, housings, and machining
- Expanded manufacturing for off-highway axles in Xuzhou, China
- Continued investment at MAN in Brazil to support growth (1 of 3 suppliers invited)
- Invested in new distribution centers for Aftermarket in India and China

Transformation

- LVS divestiture complete in Q2 FY11
- Europe Trailer closure in Q4 FY11
- Announced plans to rationalize our manufacturing facility in St Priest, France
- Implemented executive staff reductions

2011 Business Highlights
Commercial Truck Segment

Industry Production (year-over-year)

North America (Class 8)	
Q4 FY11 Up 73%	FY11 Up 52%

Western Europe (GVW > 6 tons)	
Q4 FY11 Up 38%	FY11 Up 53%

South America (GVW > 6 tons)	
Q4 FY11 Up 14%	FY11 Up 16%

Volume

- Meritor axle production in North and South America approaching 2006 peak level
  - South America industry 100K units higher than 2006 cycle
  - Increased medium duty share since last cycle
- European industry growth despite economic uncertainty
- Met customer demand on committed shipments
- Large fleets in North America continue to deliver improved profitability and guide to continued elevated capital spending in 2012

Margin Impact

- Margins significantly impacted by steel and premium costs in 2011
  - Implemented temporary agreements with major customers for accelerated commodity cost recoveries
  - Accelerated investment to address North America demand and alleviate premium costs in 2012
- Notified customers of plans to align pricing with Meritor's value proposition and permanently implement revised mechanisms for commodity cost recoveries

MERITOR

Industry Update[1]

North America

Class 8 & 5-7 Production (000)
Calendar Year History & Fiscal Year Forecast


Class 8
Class 5-7
Meritor FY Fcst
592
253
339
652
275
376
419
207
212
364
158
206
216
98
118
272
118
154
416
165
251
382
158
224
470
190
280
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - ACT Research; FY 2012 forecast - Meritor estimates

Western Europe

Med. & Heavy Production GVW>6t (000)
Calendar Year History & Fiscal Year Forecast


Meritor FY Fcst
442
478
535
545
196
314
400
389
350
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - J.D. Power and Associates; FY 2012 forecast - Meritor estimates

U.S. Truck Freight Ton Miles

Seasonally Adjusted (trillions)
Calendar Year


FTR Forecast
2.78
2.85
2.89
2.90
2.74
2.42
2.57
2.63
2.67
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: FTR Associates

South America

Med. & Heavy Production GVW>6t (000)
Calendar Year History & Fiscal Year Forecast


Meritor FY Fcst
116
106
138
168
120
190
205
204
190
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - J.D. Power and Associates; FY 2012 forecast - Meritor estimates

MERITOR

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Industry Update[1]

North America Trailer Production

Calendar Year History & Fiscal Year Forecast (000)


Meritor FY Fcst
252
276
214
143
79
124
213
194
225
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - ACT Research; FY 2012 forecast - Meritor estimates

China Construction Production

Calendar Year History & Fiscal Year Forecast (000)


Meritor FY Fcst
273
326
372
319
344
370
2006
2007
2008
2009
2010
2011
FY12

FMTV Production

Fiscal Year


Meritor Forecast
+40%
FY04
FY05
FY06
FY07
FY08
FY09
FY10
FY11
FY12

India Truck Production

GVW>6t (000)
Calendar Year History & Fiscal Year Forecast


Meritor FY Fcst
216
274
270
228
178
299
307
311
311
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - J.D. Power and Associates; FY 2012 forecast - Meritor estimates

MERITOR

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Fourth-Quarter 2011 Results Comparison[1]

Continuing Operations

(in millions)	FY 2011 Q3 Actual[2]	FY 2011 Q4 Outlook	FY 2011 Q4 Actual
Sales	$1,272	$1,175 - $1,275	**$1,217**
Adjusted EBITDA *Margin*	$103 *8.1%*	$90 - $100 *7.5%-8.1%*	**$97** ***8.0%***
Adjusted Income from Cont. Ops.	$29	$15 - $25	**$43** **(Incl. Tax Adjustment)**
Free Cash Flow	($1)	Slightly Negative	**$23**

1) See Appendix – "Non-GAAP Financial Information."
2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.

MERITOR

Fourth-Quarter Walk

(in millions, except margin %)

	Sales	Adjusted EBITDA[1]	
Q3 FY 2011[2]	**$1,272**	**$103**	***8.1%***
Volume, mix and pricing		(8)	
Commercial Truck premium costs		(4)	
Brazil foreign exchange including gain on hedge		3	
Other (primarily SG&A)		3	
Q4 FY 2011	**$1,217**	**$97**	***8.0%***

Better/(Worse): $(55) $(6)

~11% Downside Conversion

1) See Appendix – "Non-GAAP Financial Information."
2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.

Fourth-Quarter Income Statement from Continuing Operations

(in millions, except per share amounts)

	Three Months Ended September 30,		Better/(Worse)	
	2011	2010[3]	$	%
Sales	$ 1,217	$ 941	$ 276	29%
Cost of Sales	(1,099)	(823)	(276)	-34%
Gross Margin	118	118	-	-
SG&A	(66)	(74)	8	11%
Restructuring Costs	(7)	(5)	(2)	-40%
Operating Income	45	39	6	15%
Other Income, Net	7	-	7	*
Equity in Earnings of Affiliates	19	15	4	27%
Interest Expense, Net	(22)	(25)	3	12%
Income Before Income Taxes	49	29	20	69%
Provision for Income Taxes	(8)	(17)	9	53%
Income From Continuing Operations	41	12	29	242%
Noncontrolling Interests	(3)	(3)	-	-
Income From Continuing Operations	$ 38	$ 9	$ 29	322%
Adjustments:				
Restructuring Costs	7	5	2	-40%
Other Gain Related to LVS Divestiures	(2)	-	(2)	*
Adjusted Income From Continuing Operations[1]	$ 43	$ 14	$ 29	207%
DILUTED ADJUSTED INCOME PER SHARE[1][2]	$ 0.45	$ 0.14	$ 0.31	221%
Diluted Shares Outstanding	96.8	96.5	0.3	-

MERITOR

1) See Appendix – "Non-GAAP Financial Information."
2) GAAP diluted income per share from continuing operations attributable to Meritor, Inc. was $0.40 for Q4 2011 and $0.09 for Q4 2010.
3) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.

Commercial Truck Segment

(in millions)

	Fourth Quarter			
	2011	2010	Better/(Worse) $	Better/(Worse) %
Sales	$ 768	$ 547	$ 221	40%
Segment EBITDA[1]	49	32	17	53%
% of Sales	6.4%	5.9%	0.5 pts	

- Sales increase in all regions
- EBITDA conversion on incremental sales unfavorably impacted by:
  - lagging effect of steel increases, net of recoveries, in North America and Europe
  - premium costs (layered capacity and freight)

	Fiscal Year			
	2011	2010	Better/(Worse) $	Better/(Worse) %
Sales	$ 2,806	$ 1,960	$ 846	43%
Segment EBITDA[1]	171	85	86	101%
% of Sales	6.1%	4.3%	1.8 pts	

- Sales increase driven by continued recovery in North America and Europe combined with continuing high levels of production in South America.
- Positive impact of higher joint venture earnings partially offset by higher steel and premium costs as we added 3rd party suppliers and incurred additional freight costs to meet customer demand







1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

Industrial Segment

(in millions)

	Fourth Quarter		Better/(Worse)	
	2011	2010	$	%
Sales	$ 269	$ 220	$ 49	22%
Segment EBITDA(1)	18	14	4	29%
% of Sales	6.7%	6.4%	0.3	pts

- Sales increase due to Caiman and India
- Higher sales contributed to higher segment margin
- Conversion on incremental sales weaker due to lower margin on FMTV shipments in Q4 FY11

	Fiscal Year		Better/(Worse)	
	2011	2010	$	%
Sales	$ 1,113	$ 951	$ 162	17%
Segment EBITDA(1)	74	94	(20)	-21%
% of Sales	6.6%	9.9%	(3.3)	pts

- Sales increase due primarily to India and China
- Defense sales roughly flat overall with FMTV down due to transition from BAE to Oshkosh, offset by increase in Caiman
- Conversion on incremental sales was significantly offset by military mix, Caiman launch costs, and higher material costs







MERITOR

1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

Aftermarket & Trailer Segment(1)

(in millions)

	Fourth Quarter			
	2011	2010 (2)	Better/(Worse) $	%
Sales	$ 274	$ 237	$ 37	16%
Segment EBITDA(1)	32	22	10	45%
% of Sales	11.7%	9.3%	2.4	pts

- Sales growth driven by increase in freight and truck ton miles in North America and Europe
- EBITDA conversion on incremental sales at 27% despite being negatively impacted by higher steel costs

	Fiscal Year			
	2011	2010 (2)	Better/(Worse) $	%
Sales	$1,020	$ 909	$ 111	12%
Segment EBITDA(1)	113	83	30	36%
% of Sales	11.1%	9.1%	2.0	pts

- Sales growth in Aftermarket driven by increase in freight and truck ton miles and expansion into emerging markets. Start of a recovery in North America Trailer market.
- EBITDA margin improvement mostly driven by volume







MERITOR

1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.

2011 GAAP Income Tax Expense

Continuing Operations

Fourth-Quarter FY11 *(in millions)*	Income Before Taxes	Income Tax Exp	Effective Rate
Income not subject to VA	$ 81	$ 22	27%
Income subject to VA(1)	(32)	-	
Other(2)	-	(14)	
Total	**$ 49**	**$ 8**	**16%**

Fiscal Year 2011 *(in millions)*	Income Before Taxes	Income Tax Exp	Effective Rate
Income not subject to VA	$ 301	$ 87	29%
Income subject to VA(3)	(142)	-	
Other(2)	-	(10)	
Total	**$ 159**	**$ 77**	**48%**

1) Expected ~$10 million benefit on losses (approx. 30% statutory rate) not realized in Q4 2011 due to valuation allowances established in fiscal year 2009.
2) Primarily relates to tax benefits recognized due to re-measurement of our retiree healthcare liabilities.
3) Expected ~$43 million benefit on losses (approx. 30% statutory rate) not realized in fiscal year 2011 due to valuation allowances established in fiscal year 2009.

MERITOR

Free Cash Flow(1)(2)

(in millions)

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Twelve Months Ended September 30, 2011	Twelve Months Ended September 30, 2010
Income From Continuing Operations	$ 41	$ 12	$ 82	$ 28
Net Spending (D&A less Capital Expenditures)	(20)	(7)	(39)	14
Pension and Retiree Medical, Net of Expense	1	(36)	-	(33)
Performance Working Capital(3)	31	21	(173)	(57)
Off-Balance Sheet Accounts Receivable Factoring	10	8	144	63
Other	(36)	11	(8)	91
Free Cash Flow from Continuing Operations before Restructuring	$ 27	$ 9	$ 6	$ 106
Restructuring Payments	(3)	(3)	(13)	(14)
Discontinued Operations Free Cash Flow	(1)	36	(63)	30
Free Cash Flow	$ 23	$ 42	$ (70)	$ 122
Memo: Cash Flow Provided by Operations	$ 60	$ 72	$ 41	$ 211

1) See Appendix – "Non-GAAP Financial Information."
2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.
3) Change in payables less changes in receivables and inventory.

Liquidity[1] and Debt Maturity

- Liquidity of $733 million as of September 30, 2011
  - Added $45 million of incremental credit commitments under secured revolving credit facility
  - Executed new $30 million unsecured Letter of Credit Facility
  - Executed new €60 million off balance sheet receivable facility in the US
  - Increased Sweden off balance sheet receivable facility by €45 million
- Received credit rating upgrades from Moody's (B3 to B2) and S&P (B- to B)

Debt Maturity Profile


(in millions, as of October 2, 2011)
Undrawn U.S. Securitization
$125
Undrawn Revolver
$441
$30
Drawn U.S. L/C Facility
$84
$250
$300
$250
$200
2012
2013
2014
2015
2016
2017
2018
2019
Fiscal Year
Convertible (Initial Put Date)
Convertible (Initial Put Date)

MERITOR

1) Cash balances and unutilized, readily-available commitments under revolving credit and U.S. accounts receivable facilities (without regard to financial covenants restricting availability only on the final day of the quarter).

Pension and OPEB[1]

- U.S. and global pension plans were under funded by ($557) million at September 30, 2011
  - Pension expense is expected to be $10 million in FY 2012
  - Required pension funding has been determined for FY 2012 at approximately $75 million
- OPEB expense is expected to be $42 million in FY 2012

Continuing Operations *(in millions)*	FY 2011	FY 2012E
Pension Expense – US	$24	$7
Pension Expense – ROW	-	$3
Total Pension Expense	**$24**	**$10**
Pension Contributions – US	$5	$43
Pension Contributions – ROW	$26	$32
Total Pension Contributions	**$31**	**$75**
OPEB Expense	$47	$42
OPEB Contributions	**$40**	**$44**

1) Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Fiscal Year 2012 Planning Assumptions[1]

Continuing Operations

(in millions)	FY 2011	FY 2012 Full Year Est.
Capital Expenditures	$105	$100 - $110
Interest Expense	$95	$85 - $95
Cash Interest	$86	$75 - $85
Cash Income Taxes	$45	$75 - $95
Restructuring Cash	$13	~ $20

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Fiscal Year 2012 Outlook[(1)(2)]

Continuing Operations

(in millions)	FY 2011 Actual	FY 2012 Outlook[(1)]
Sales	$4,622	~ $4,800
Adjusted EBITDA Margin	7.5%	8.2% - 8.6%
Adjusted Income from Cont. Ops.	$82	$105 - $135
Free Cash Flow from Continuing Operations before Restructuring	$6	$25 - $75
Effective Tax Rate	48%	~40%

Based on market assumptions outlined on slides 7 & 8

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2) See Appendix – "Non-GAAP Financial Information."

Key Steps to Achieve 10% EBITDA Margin[(1)]

Management Execution

Key Actions to generate ~1% pt EBITDA margin improvement	Initial EBITDA Impact	Full Run Rate Impact
Pricing	Early 2012	
European footprint rationalization *(St Priest, France manufacturing facility)*	Q2 FY12	Q3 FY12
Lagging material recoveries *(assumes steel stabilizes)*	Q1 FY12	Ongoing
Europe Trailer closure	Q4 FY11 *(complete)*	Q4 FY11 *(complete)*
Military product mix *(~8000 FMTV units in FY12)*	Ongoing	Q2 FY12
Executive staff reductions *(actions implemented with varying effective dates)*	Q4 FY11	Q2 FY12

Volume

Revenue Sensitivity	EBITDA %
Q4 FY12 at $1.4B	~10%
Q4 FY12 at $1.3B	~9.5%
Q4 FY12 at $1.2B	~9%

- Recent market dynamics impacting global commercial truck volumes have adjusted our expectation for Q4 FY12 revenue of $1.4B down to $1.2B.
- If market volumes recover above current forecasts by Q4 FY12 with revenues at $1.4B, we would expect to meet our financial target of 10% EBITDA margin for that quarter, as stated previously.
- All execution actions are on track as planned.

MERITOR

1) Adjusted EBITDA margin target of 10% average through the cycle based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

2012 Priorities

- Execute EBITDA margin enhancing strategies
- Secure pricing equal to Meritor's value proposition
- Invest to alleviate premium costs
- Continue collaboration with customers and suppliers to profitably address demand
- Continue to drive new product development
- Reduce debt and implement other appropriate balance sheet strategies



MERITOR

MERITOR®

Appendix

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this press release, the company has provided information regarding Adjusted income or loss from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EDITDA and free cash flow, which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures.

Management believes that the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting in future periods. Management believes that free cash flow is useful in analyzing our ability to service and repay debt.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to service debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

EBITDA Reconciliation[1]

	Three Months Ended			Twelve Months Ended	
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Adjusted EBITDA	$ 97	$ 103	$ 75	$ 347	$ 260
Depreciation and Amortization	(17)	(16)	(16)	(66)	(69)
Interest Expense, Net	(22)	(22)	(25)	(95)	(106)
Provision for Income Taxes	(8)	(28)	(17)	(77)	(48)
Non-controlling Interests	(3)	(5)	(3)	(17)	(14)
Loss on Sale of Receivables	(4)	(3)	-	(10)	(3)
Restructuring Costs	(7)	(7)	(5)	(22)	(6)
Other Income	2	5	-	5	-
Income From Continuing Operations Attributable to Meritor, Inc.	38	27	9	65	14
Loss From Discontinued Operations Attributable to Meritor, Inc.	(7)	(10)	(7)	(2)	(2)
Net Income Attributable to Meritor, Inc.	$ 31	$ 17	$ 2	$ 63	$ 12

1) Amounts have been recast to reflect our European Trailer business as discontinued operations.

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by sales.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation(1)

	Three Months Ended			Twelve Months Ended	
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Income From Continuing Operations Attributable to Meritor, Inc.	38	27	9	65	14
Adjustments:					
Restructuring Costs	7	7	5	22	6
Loss on Debt Extinguishment	-	-	-	-	13
Gain on Note Receivable	-	(5)	-	(5)	(6)
Other Income	(2)	-	-	-	-
Income Taxes	-	-	-	-	(9)
Adjusted Income From Continuing Operations	$ 43	$ 29	$ 14	$ 82	$ 18
Adjusted Earnings Per Share From Continuing Operations	$ 0.45	$ 0.29	$ 0.14	$ 0.85	$ 0.21
Diluted Shares Outstanding	96.8	96.8	96.5	96.9	87.6

1) Amounts have been recast to reflect our European Trailer business as discontinued operations.

Non-GAAP Financial Information

Free Cash Flow Reconciliation

	Three Months Ended			Twelve Months Ended	
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Cash provided by operating activities - continuing operations	$ 61	$ 44	$ 29	$ 98	$ 147
Capital expenditures - continuing operations	(37)	(26)	(23)	(105)	(55)
Free cash flow - continuing operations	24	18	6	(7)	92
Cash provided by (used for) operating activities - discontinued operations	(1)	(19)	43	(57)	64
Capital expenditures - discontinued operations	-	-	(7)	(6)	(34)
Free cash flow - discontinued operations	(1)	(19)	36	(63)	30
Free cash flow - total company	$ 23	$ (1)	$ 42	$ (70)	$ 122
Free cash flow - continuing operations	$ 24	$ 18	$ 6	$ (7)	$ 92
Restructuring payments	3	3	3	13	14
Free cash flow from continuing operations before restructuring payments	$ 27	$ 21	$ 9	$ 6	$ 106

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